                            SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         ANDREA ELECTRONICS CORPORATION
 ---------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
 ---------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------

    5) Total fee paid:

      --------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       -------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------

    3) Filing Party:

       -------------------------------------------------------------------

    4) Date Filed:

       -------------------------------------------------------------------

                         ANDREA ELECTRONICS CORPORATION
                                 11-40 45th Road
                         Long Island City, New York 11101

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD November 13, 1998

                               ---------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ANDREA ELECTRONICS CORPORATION ("Company") will be held at the Hotel
Intercontinental, 111 East 48th Street, New York, New York 10017, on Friday, November 13, 1998 at 10:00 A.M. local time, for the following purposes:

1. To elect nine directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

2. To authorize an amendment to the Restated Certificate of Incorporation, as amended, of the Company to increase the authorized shares of Common Stock to 25,000,000 shares from 15,000,000 shares;

3. To authorize an amendment to the Restated Certificate of Incorporation, as amended, of the Company to permit the issuance of up to 5,000,000 shares of Preferred Stock;

4. To authorize the adoption of the Andrea Electronics Corporation 1998 Stock Option Plan, for which the availability of shares of Common Stock depends upon the approval of Proposal Two;

5. To ratify the selection of Arthur Andersen LLP as the Company's independent accountants for the year ending December 31, 1998; and

6. To transact such other business as may properly come before the meeting, and any adjournment(s) thereof.

     The transfer books will not be closed for the Annual Meeting. Only shareholders of record at the close of business on September 29, 1998 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                           By Order of the Board of Directors

                                                              Richard A. Maue
                                                                    Secretary

                                                   Long Island City, New York

September 22, 1998

                           ANDREA ELECTRONICS CORPORATION

                                   ---------------

                                   PROXY STATEMENT

                                   ---------------

                                 GENERAL INFORMATION

ANNUAL MEETING

     This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of Andrea Electronics Corporation ("Company") to be used at the Annual Meeting of Shareholders of the Company to be held on November 13, 1998 and any adjournment or adjournments thereof ("Annual Meeting"). The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

     The Company's executive offices are located at 11-40 45th Road, Long Island City, New York 11101. On or about October 6, 1998, this Proxy Statement, the enclosed form of proxy and the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997, which contains audited financial statements, are to be mailed to shareholders of record as of the close of business on September 29, 1998. The Company will furnish to any shareholder copies of any exhibits listed in the Form 10-K contained in the Annual Report upon such shareholder's request and payment of a fee not exceeding the reasonable expenses of furnishing such copies.

SOLICITATION AND REVOCATION

     Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under the caption Election Of Directors, "FOR" the increase in the number of authorized shares of Common Stock to 25,000,000 shares from 15,000,000 shares, "FOR" the authorization to issue up to 5,000,000 shares of preferred stock, "FOR" the adoption of the Andrea Electronics Corporation 1998 Stock Option Plan (the "1998 Plan"), "FOR" the selection of Arthur Andersen LLP to serve as the Company's independent accountants for the year ending December 31, 1998, and, in the discretion of the proxies named on the proxy card, with respect to any other matters properly brought before the meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy.

QUORUM

     The presence of a majority of the outstanding shares of Common Stock, represented in person or by proxy at the Annual Meeting, will constitute a quorum. Shares represented by proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" ("broker non-votes") will be treated as shares present for purposes of determining the presence of a quorum on all matters unless authority to vote is completely withheld on the proxy. With respect to Proposal One, the election of each person proposed for election as a Director requires a plurality of those shares voted at the meeting with respect to the election of that Director. Accordingly, abstentions and broker non-votes will not affect the outcome of the election for Directors of the Company. The adoption of each of the other Proposals, however, requires a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting to be voted "for" such Proposal. If a majority of the shares so present at the meeting in the aggregate are voted against, abstain from voting or are not voted on such Proposal, such Proposal would not be adopted.

RECORD DATE; OUTSTANDING SHARES


     The Board of Directors has fixed the close of business on September 29, 1998 as the record date for the determination of shareholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on September 18, 1998, an aggregate of 11,124,175 shares of Common Stock were issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting. The Company's shareholders do not have cumulative voting rights. The Company has no other class of voting securities entitled to vote at the Annual Meeting.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information as of September 18, 1998 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of the Company's Common Stock, (ii) each director and director-nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 in the 1997 fiscal year, and (iv) all directors and executive officers of the Company as a group. The total number of shares of Common Stock outstanding on September 18, 1998 was 11,124,175.



NAME OF                          AMOUNT AND NATURE OF        PERCENT OF
BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP(1)     CLASS
---------------------            --------------------        ----------
Camille Andrea Casling (2)       768,700                      6.9%
Frank A. D. Andrea, Jr.(2)       540,800(3)                   4.9%
Mary Louise Andrea (2)           540,800(3)                   4.9%
ANC-I Limited Partnership(4)     360,000                      3.2%
Douglas J. Andrea (2)            338,588(5)                   3.0%
John N. Andrea (2)               189,742(6)                   1.7%
Patrick D. Pilch                  25,000(7)                     *
Paul M. Morris                     1,000(8)                     *
Christopher Dorney                10,000(9)                     *
Scott Koondel                     10,000(9)                     *
Gary A. Jones                     60,100(10)                    *
Directors and Executive
  Officers as a group
  (8 persons)                  1,192,230(11)                 10.2%


-----------------------------
Less than 1%.

(1) Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934. The information concerning the shareholders is based upon information furnished to the Company by such shareholders. Except as otherwise indicated, all of the shares are owned of record and beneficially and the persons identified have sole voting and investment power with respect thereto.

(2) Camille Andrea Casling is a sister of Frank A.D. Andrea, Jr., Chairman of the Company. Mary Louise Andrea is the spouse of Frank A.D. Andrea, Jr. Douglas J. Andrea and John N. Andrea, Co-Presidents of the Company, are the sons of Frank A.D. Andrea, Jr. and Mary Louise Andrea. The address of each of these individuals and ANC-I Limited Partnership is c/o the Company, 11-40 45th Road, Long Island City, New York 11101.

(3) Includes (i) 148,086 shares owned directly by Frank A.D. Andrea, Jr. and Mary Louise Andrea, his spouse, (ii) 67,714 shares owned by a son of Mr. and Mrs. Andrea, beneficial ownership of which is disclaimed by Mr. and Mrs. Andrea, (iii) 300,000 of the 360,000 shares owned by ANC-I Limited Partnership, representing Mr. Andrea's 41.67% and Mrs. Andrea's 41.67% interest in ANC-I Limited Partnership, and (iv) 25,000 shares issuable upon the exercise of options which are currently exercisable and exercisable within 60 days from the date hereof. Does not include 75,000 shares issuable upon exercise of options under the 1991 Performance Equity Plan (the "1991 Plan") that are not currently exercisable or exercisable within 60 days from the date hereof.

(4) ANC-I Limited Partnership is a Delaware limited partnership, of which the General Partners are Frank A. D. Andrea, Jr. and Mary Louise Andrea. John
N. Andrea and Douglas J. Andrea are limited partners of this partnership.

(5)  Includes (i) 39,088 shares owned directly by Douglas J. Andrea and
Mr. Andrea's spouse, (ii) 12,000 of the 360,000 shares owned by ANC-I
Limited Partnership, representing Mr. Andrea's 3.3% interest in ANC-I Limited Partnership, and (iii) 287,500 shares issuable upon the exercise of options which are currently exercisable and exercisable within 60 days from the date hereof. Does not include (i) 162,500 shares issuable upon exercise of options under the 1991 Plan that are not currently exercisable or exercisable within 60 days from the date hereof and (ii) subject to shareholder approval of the 1998 Plan, 100,000 shares issuable upon exercise of options under the 1998 Plan that are not currently exercisable and would not be exercisable within 60 days from the date hereof.

(6)  Includes (i) 438 shares owned directly by John N. Andrea and Mr.
Andrea's spouse, (ii) 39,804 shares owned by Mr. Andrea's minor children,
(iii) 12,000 of the 360,000 shares owned by ANC-I Limited Partnership, representing Mr. Andrea's 3.3% interest in ANC-I Limited Partnership, and
(iv) 137,500 shares issuable upon the exercise of options which are currently exercisable and exercisable within 60 days from the date hereof. Does not include (i) 162,500 shares issuable upon exercise of options under the 1991 Plan that are not currently exercisable or exercisable within 60 days from the date hereof and (ii) subject to shareholder approval of the 1998 Plan, 100,000 shares issuable upon exercise of options under the 1998 Plan that are not currently exercisable and would not be exercisable within 60 days from the date hereof.

(7) Includes 25,000 shares issuable upon the exercise of options which are currently exercisable pursuant to the terms of the 1991 Plan. Does not include (i) 100,000 shares issuable upon exercise of options under the 1991 Plan that are not currently exercisable or exercisable within 60 days from the date hereof and (ii) subject to shareholder approval of the 1998 Plan, 50,000 shares issuable upon exercise of options under the 1998 Plan that are not currently exercisable and would not be exercisable within 60 days from the date hereof.

(8) Does not include 25,000 shares issuable upon exercise of options under the 1998 Plan that are subject to shareholder approval of the 1998 Plan and that are not currently exercisable or exercisable within 60 days from the date hereof.

(9) Includes 10,000 shares issuable upon the exercise of options which are currently exercisable pursuant to the terms of the 1991 Plan. Does not include 25,000 shares issuable upon exercise of options under the 1998 Plan that are subject to shareholder approval of the 1998 Plan and that are not currently exercisable or exercisable within 60 days from the date hereof.

(10) Includes 59,500 shares issuable upon the exercise of options which are currently exercisable pursuant to the terms of the 1991 Plan. Does not include (i) 19,500 shares issuable upon exercise of options under the 1991 Plan that are not currently exercisable or exercisable within 60 days from the date hereof and (ii) subject to shareholder approval of the 1998 Plan, 25,000 shares issuable upon exercise of options under the 1998 Plan that are not currently exercisable and would not be exercisable within 60 days from the date hereof.

(11) Includes the shares issuable upon the exercise of the options discussed in notes (5) through (10) above.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and persons who beneficially own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock in the Company. Officers, directors and greater-than-ten percent shareholders are also required to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements were complied with, except that one monthly report was filed late by Douglas J. Andrea.

     PROPOSAL ONE:
                              ELECTION OF DIRECTORS

     The By-laws of the Company provide that the Board of Directors shall determine the number of directors. The Board has determined that the number of directors to be elected at the annual meeting shall be nine. The persons listed below have been designated by the Board as candidates for election as directors to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Such persons include all of the executive officers of the Company. Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted "FOR" the election of these candidates. The nominees receiving the highest vote totals will be elected as the Directors of the Company. Accordingly, abstentions and broker non-votes will not affect the outcome of the election for Directors of the Company. In case any of these nominees become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment. The election of directors requires a plurality of those shares voted at the meeting with respect to the election of directors.


INFORMATION ABOUT NOMINEES

     Frank A.D. Andrea, Jr., age 71, has been Chairman of the Board and Chief Executive Officer of the Company since December 1965 and a Director of the Company since 1962. He served as President of the Company from December 1965 to November 1992. Mr. Andrea is the father of Douglas J. Andrea and John N. Andrea.

     John N. Andrea, age 40, has been Co-President of the Company since November 1992 and a Director of the Company since 1992. He served as Executive Vice President of the Company from January 1992 to November 1992 and as Sales & Marketing Director from September 1991 to November 1992. Mr. Andrea is the son of Frank A.D. Andrea, Jr. and the brother of Douglas J. Andrea.

     Douglas J. Andrea, age 35, has been Co-President of the Company since November 1992 and a Director of the Company since 1991. He served as Vice President - Engineering of the Company from December 1991 to November 1992, and as Secretary of the Company from 1989 to January 1993. Mr. Andrea is the son of Frank A.D. Andrea, Jr. and the brother of John N. Andrea.

     Patrick D. Pilch, age 38, has been Executive Vice President and Chief Financial Officer of the Company since April 1995 and a Director of the Company since 1992. He served as Vice President - Investment Banking at Greenwich Capital Markets, Inc. from November 1991 to April 1995, and is a Certified Public Accountant.

     Christopher Dorney, age 55, has been a Director of the Company since
April 1995.   He has been President of Andrea Military Communications, LLC, a subsidiary of the Company. From September 1994 until April 1995, he had been President of the Pulse Laser Division of Holographics, Inc. since September 1994. He served as Director of Business Development at Grumman Corporation's Electronic System Division from January 1989 to September 1994.

     Gary A. Jones, age 52, has been a Director of the Company since April 1996. He has served as President of Digital Technologies, Inc. since 1994 and was Chief Engineer, Allied Signal Ocean Systems from 1987 to 1994. In March 1998, Mr. Jones became Managing Director of Andrea Digital Technologies, Inc.

     Scott Koondel, age 34, has been a Director of the Company since April 1995. He has been the Eastern Manager, Off-Network Television, Paramount Pictures, a subsidiary of Viacom International since June 1993, and was the National Sales Manager for WPIX-TV, a division of Tribune Broadcasting, from June 1990 to June 1993.

     Jack Lahav, age 50, co-founded and has been a director since 1993 of Lamar Signal Processing Ltd., an Israeli digital signal processing company. Since August 1996, he has been the President of Advanced Technology Inc., a manufacturer of robotic routing equipment used in manufacturing printed circuit boards for advanced semiconductors, and from 1990 to 1996, was a director of Vocaltec Communications Ltd., an Israeli internet telephony software company. In 1980, he founded Remarkable Products, Inc., a direct mail company, and served as its President until the company was sold by him in 1993. Mr. Lahav is a former officer in the Israeli military.

     Paul M. Morris, age 37, has been a Director of the Company since 1992. He has been a Senior Managing Director at Schroder Capital Management since December 1996. He had been a Partner at Weiss, Peck & Greer from July 1995 to December 1996 and prior to that he was employed by Union Bank of Switzerland from 1987 to June 1995, where his last position was Managing Director - Equities.


DIRECTORS' FEES, BOARD MEETINGS AND COMMITTEES

     The Board does not have a nominating committee or a committee performing similar functions. In fiscal 1997, the Audit Committee was comprised of Messrs. Douglas J. Andrea, Paul M. Morris, Christopher Dorney and Scott Koondel. The Audit Committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of the financial reporting; the committee also meets with the independent accountants and with appropriate Company financial personnel about these matters. The Audit Committee met one time during 1997. The Compensation Committee is comprised of Paul M. Morris, Scott Koondel and Christopher Dorney. The Compensation Committee administers the 1991 Plan and, subject to shareholder approval, the 1998 Plan, and makes recommendations to the Board of Directors with respect to the compensation of management. The Compensation Committee met one time in 1997. The Board of Directors held six meetings during 1997. None of the directors attended less than 75% of such meetings. Each outside director receives a fee of $1,000 for each meeting attended. Paul M. Morris, Scott Koondel, Gary Jones and Christopher Dorney were each paid directors' fees in the amount of $6,000 during 1997.

EXECUTIVE COMPENSATION

     The following table sets forth information for the last three fiscal years, respecting compensation earned by the four most highly compensated executive officers earning over $100,000, including the Chief Executive Officer.

                                                                         LONG-TERM
                                                                        COMPENSATION
                                                                     --------------------
                                        ANNUAL COMPENSATION                AWARDS
                                  ---------------------------------  --------------------
                                                          OTHER      RESTRICTED               ALL
                                                         ANNUAL        STOCK     STOCK       OTHER
        NAME AND                 SALARY      BONUS    COMPENSATION     AWARDS
OPTIONS   COMPENSATION
   PRINCIPAL POSITION     YEAR    ($)         ($)         ($)           ($)       (#)         ($)
------------------------  ----   --------    -------   -------------  ---------- --------  ------------
Frank A.D. Andrea, Jr.    1997   177,086          0     4,613(1)           0     100,000         0
Chairman of the Board,    1996   170,640          0     2,079(2)           0           0         0
Chief Executive Officer   1995   161,160          0     8,820(3)           0           0         0

John N. Andrea            1997   250,000          0     7,821(4)           0     150,000         0
Co-President              1996   202,885          0     7,071(5)           0           0         0
                          1995   174,616          0     7,307(6)           0     100,000(7)      0

Douglas J. Andrea         1997   250,000      4,000    10,652(8)           0     150,000         0
Co-President              1996   195,577      5,000     9,651(9)           0           0         0
                          1995   184,616          0     7,955(10)          0     100,000(7)      0

Patrick D. Pilch          1997   202,503          0     6,249(11)          0     100,000         0
Executive Vice President, 1996   157,500          0     1,555(12)          0           0         0
Chief Financial Officer   1995    73,077(13)      0         0              0     100,000(7)      0


(1)  Represents car allowance payments of $4,613.

(2)  Represents car allowance payments of $2,079.

(3) Represents contribution to Company's profit sharing plan equal to $6,750, or 4.2% of Frank Andrea's salary, and car allowance payments of $2,070.

(4) Represents contribution to Company's profit sharing plan equal to $5,250, or 2.1% of John Andrea's salary, and car allowance payments of $2,571.

(5) Represents contribution to Company's profit sharing plan equal to $4,500, or 2.2% of John Andrea's salary, and car allowance payments of $2,571.

(6) Represents contribution to Company's profit sharing plan equal to $4,500, or 2.6% of John Andrea's salary, and car allowance payments of $2,807.

(7) Represents number of shares covered by options granted in September 1994. Such grant was subject to shareholder approval of an increase in the number of shares covered by the 1991 Plan, which approval was obtained in September 1995.

(8) Represents contribution to Company's profit sharing plan equal to $5,250, or 2.1% of Douglas Andrea's salary, and car allowance payments of $5,402.

(9) Represents contribution to Company's profit sharing plan equal to $6,750, or 3.3% of Douglas Andrea's salary, and car allowance payments of $2,901.

(10) Represents contribution to Company's profit sharing plan equal to $6,059, or 3.3% of Douglas Andrea's salary, and car allowance payments of $1,896.

(11) Represents contribution to Company's profit sharing plan equal to $4,575, or 2.3% of Patrick Pilch's salary, and car allowance payments of $1,674.

(12)  Represents car allowance payments of $1,555.

(13)  Mr. Pilch joined the Company on April 1, 1995.

     The Company granted stock options covering an aggregate of 500,000 shares of Common Stock during fiscal year 1997 to the named executive officers as indicated in the above table.


     The following table summarizes for each of the named executive officers the number of shares covered by options granted during 1997, the percent of total options granted to employees of the Company in 1997, the exercise price of such options, the expiration date, and the potential realizable value of such options assuming appreciation rates of 5% and 10% per year through the expiration date of such options.



                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                       Individual  Grants                          Potential Realizable
                      -----------------------------------------------------          Value at Assumed
                                    Percent of                                         Annual Rates
                      Number of     Total                                             of Stock Price
                      Securities    Options                                          Appreciation for
                      Underlying    Granted         Exercise                           Option Term
                      Options       To Employees    Price        Expiration      ----------------------
Name                  Granted (#)   in Fiscal Year  ($/share)    Date              5% ($)      10% ($)
--------------------  -----------   --------------  ---------    ----------      ---------    ---------
Frank A.D. Andrea, Jr. 100,000        15%             16.75       8/28/07         1,053,398    2,669,519

John N. Andrea         150,000        22%              5.375      4/1/07            507,046    1,284,955

Douglas J. Andrea      150,000        22%              5.375      4/1/07            507,046    1,284,955

Patrick D. Pilch       100,000        15%              5.375      4/1/07            338,031      856,637


     The following table summarizes for each of the named executive officers the number of shares acquired and value realized upon exercise of options during fiscal 1997 and the aggregate dollar value of in-the-money, unexercised options at December 31, 1997. None of the named executive officers exercised or held any SARs during the year.

                             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                      FISCAL YEAR END OPTION VALUES

                                                     Number of Securities       Value of Unexercised
                                                     Underlying Options at      In-the-Money Options
                        Shares                       Fiscal Year End -          at Fiscal Year End -
                        Acquired on  Value           Exercisable/               Exercisable/
Name                    Exercise     Realized          Unexercisable              Unexercisable(1)
---------------         -----------  --------        -------------------------  --------------------
Frank A.D. Andrea, Jr.  300,000 (2)  $3,190,500(2)         0 shares/            $        0/
                                                     100,000 shares (2)(6)      $  118,750

John N. Andrea          125,000 (3)  $1,839,598(3)   225,000 shares/            $2,157,813/
                                                     150,000 shares (3)(6)      $1,884,375

Douglas J. Andrea       100,000      $1,555,500      300,000 shares/            $3,452,500/
                                                     150,000 shares (4)(6)      $1,884,375

Patrick D. Pilch         75,000      $  776,938(5)    75,000 shares/            $  895,313/
                                                     100,000 shares (5)(6)      $1,256,250


(1) Values were based on a closing trade price for the Company's Common Stock on December 31, 1997 of $17.9375 per share.

(2) Frank A. D. Andrea was granted options under the 1991 Plan to purchase 300,000 shares at a price of $.743 per share on June 26, 1992 (all of which were exercised in 1997) and to purchase 100,000 shares at a price of $16.75 per share on August 28, 1997. Value realized does not include $1,052,250 realized from the exercise of options in 1996 that were sold in 1997. None of the 300,000 shares acquired upon exercise in 1997 were sold in 1997.

(3) John N. Andrea was granted options under the 1991 Plan to purchase 300,000 shares at $.675 per share on June 26, 1992 (of which options for 125,000 shares were exercised during 1997), to purchase 100,000 shares at a price of $6.00 per share on September 12, 1994 and to purchase 150,000 shares at a price of $5.375 per share on April 1, 1997. Value realized does not include $287,000 realized from the exercise of options in 1996 that were sold in 1997.

(4) Douglas J. Andrea was granted options under the 1991 Plan to purchase 300,000 shares at $.675 per share on June 26, 1992 (of which options for 100,000 shares were exercised during 1997), to purchase 100,000 shares at a price of $6.00 per share on September 12, 1994 and to purchase 150,000 shares at a price of $5.375 per share on April 1, 1997.

(5) Patrick D. Pilch was granted options under the 1991 Plan to purchase 25,000 shares at $.675 per share on June 26, 1992 (all of which were exercised in 1997), to purchase 25,000 shares at $.675 per share on October 26, 1992 (all of which were exercised in 1997), to purchase 100,000 shares at a price of $6.00 per share on September 12, 1994 (of which options for 25,000 shares were exercised in 1997) and to purchase 100,000 shares at a price of $5.375 per share on April 1, 1997. None of the 75,000 shares acquired upon exercise in 1997 were sold in 1997.

(6) Of the options granted, none are exercisable during the first year following grant; 25% of the options become exercisable during the second year following grant; an additional 25% become exercisable during the third year following grant; and the remaining 50% become exercisable during the fourth year following grant.

   Employment Agreements and Change in Control Arrangements

     The Company has entered into three-year employment agreements that commenced on January 1, 1998 with each of John N. Andrea as Co-President of the Company, Douglas J. Andrea as Co-President of the Company, and Patrick D. Pilch, as Executive Vice President and Chief Financial Officer of the Company. Under these agreements, the annual base salaries of John N. Andrea, Douglas J. Andrea and Patrick D. Pilch are $200,000, $200,000 and $175,000, respectively, and each agreement provides for additional short-term incentive compensation in the form of annual cash bonuses based on the achievement of performance goals and long-term incentive compensation in the form of cash or equity-based awards. Performance goals, measures and annual awards will be determined by the Compensation Committee and approved by the Board. Under each agreement,on the occurrence of a Change in Control (as defined in each agreement), the Company shall pay the executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, a sum equal to the greater of the payments due for the remaining term of the agreement or three times the executive's average annual total compensation for the five preceding taxable years. In addition, on the occurrence of a Change in Control, all restrictions on any restricted stock then held by the executive will lapse immediately, incentive stock options and stock appreciation rights then held by the executive will become immediately exercisable, and any performance shares or units then held by the executive will vest immediately in full, and the executive will be entitled to receive benefits due him under or contributed by the Company on his behalf pursuant to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Company on the executive's behalf to the extent such benefits are not otherwise paid to the executive under a separate provision of the agreement. If, during the term of each employment agreement, the Company terminates the executive's employment other than for Cause (as defined in each agreement), or the executive resigns for Good Reason (as defined in each agreement), the Company shall pay to the executive a sum equal to (i) the amount of the remaining salary payments that the executive would have earned if he continued his employment with the Company during the remaining unexpired term of his employment agreement at his base salary at the date of termination; (ii) the average of the amount of bonus and any other compensation paid to the executive during the term of his employment agreement times the remaining number of years of the agreement and any fraction thereof; and (iii) an amount equal to the average of the annual contributions that were made on the executive's behalf to any employee benefit plans of the Company during the term of the agreement times the remaining number of years of the agreement and any fraction thereof.


CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     In 1996, the Company formed Andrea Military Communications, LLC ("AMC"), a Delaware limited liability company, in which the Company has a 72.7% equity interest. The purpose of AMC is to market Andrea Anti-Noise technology for military applications, including collaboration with Northrop Grumman in accordance with the Company's agreement with Northrop Grumman relating to the qualification for military sales and subsequent marketing of headsets that incorporate Andrea Anti-Noise technology to military customers. Among the members of AMC is RJC Associates-USA, Inc., a corporation owned by Christopher Dorney, a director of the Company. In exchange for this corporation acting as a manager of AMC through Mr. Dorney, this corporation was granted a 13.6% equity interest in AMC. In addition, commencing upon the award of a contract for the purchase of the headsets from Northrop Grumman to AMC, this corporation will receive an annual base compensation of $125,000, plus monetary or other compensation sufficient to provide insurance and other benefits to Mr. Dorney equivalent to those of the officers of the Company, plus an annual bonus in a range between 0% and 40% of the base compensation, with the exact percentage for any year determined on the basis of a bonus plan approved by the Company. Also immediately upon the award of such purchase contract, this corporation will be awarded warrants to purchase 50,000 shares of Andrea Common Stock at an exercise price of $10.00 per share, which warrants will vest at an annual rate of 20% beginning on the first anniversary of the date of the award. During the second half of 1997, after various product qualification testing, Northrop Grumman indicated that it would not proceed with the Andrea headset for the program that was the original subject of the agreement between the Company and Northrop Grumman and submitted a purchase order to the Company for a very limited number of headsets for a second program with which Northrop Grumman is involved. The Company has decided not to participate in this second program with Northrop Grumman and, alternatively, intends to pursue future military business for similar contracts independently.

     During 1997 the Company paid an aggregate of $194,206 to Digital Technologies, Inc. ("DTI"), a software development company of which Gary A. Jones, a director of the Company, was the President. Of this amount, approximately 90% was for software development fees and approximately 10% was for reimbursable expenses. The software under development for the Company by DTI related to the Company's digital signal processing program. The fee paid to DTI was based on actual time spent by its employees on this software development project. In March 1998, Mr. Jones became Managing Director of Andrea Digital Technologies, Inc., a wholly-owned subsidiary of the Company.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     One of the Company's directors and members of its Compensation Committee, Christopher Dorney, owns RJC Associates-USA, Inc., a corporation that has a 13.6% equity interest in Andrea Military Communications, LLC, the
Delaware limited liability company, in which the Company has a 72.7% equity interest and the business of which is the application of the Company's Andrea Anti-Noise technology to military markets. Commencing upon the award of a certain contract for the purchase of the headsets to AMC, RJC Associates-USA, Inc. would receive an annual base compensation of $125,000, plus certain monetary and other compensation for the benefit of Mr. Dorney, the substance of which is described above under the caption "Certain Relationships and Related Party Transactions."

STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total shareholder return for the five years ended December 31, 1997 based upon the market price of the Company's Common Stock with the cumulative total return on the AMEX Market Value Index and a defined peer group based on companies in the SIC industry code index entitled "radio and television communication equipment". The graph assumes a $100 investment on January 1, 1993 and the reinvestment of all dividends.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
        ANDREA ELECTRONICS CORPORATION, AMEX MARKET INDEX, AND SIC
CODE INDEX

                                    SIC
         Andrea          AMEX       Code
         Electronics     Market     Industry
Year     Corporation     Index      Index
- - -----    -----------     ------     -----
1993       539.11        118.81     163.22
1994       533.52        104.95     209.36
1995       270.95        135.28     211.51
1996       245.81        142.74     215.51
1997       801.68        171.76     210.40

COMPENSATION COMMITTEE REPORT

     For the year ended December 31, 1997, the majority of the Compensation Committee of the Board of Directors for the Company was composed of independent Directors. Currently, the Compensation Committee is comprised of Paul M. Morris, Scott Koondel and Christopher Dorney. The Compensation Committee is responsible for establishing and monitoring compensation policies of the Company, evaluating the performance of executives and establishing salary rates and increases.

     It is the policy of the Company to evaluate the performance of senior management annually using subjective criteria established by the Committee. Compensation increases are determined by the Committee based on annual evaluations. In addition, the Committee supplements its criteria with extensive consultative studies of best compensation practices within the industry in which the Company is engaged. The Committee reviews the evaluations and sets compensation levels for the coming year.

     The Compensation Committee considerations include management skills, long-term performance, shareholder returns, operating results, new product and technological developments and introductions, asset-liability management, and unusual accomplishments as well as economic conditions and other external events that affect the operations of the Company. Compensation policies must promote the attraction and retention of highly qualified executives and the motivation of these executives for performance related to a financial interest in the success of the Company and the enhancement of long-term shareholders' value.

     In addition to salaries, the Company's compensation plan includes the awarding of stock options based on performance, length of service and salary grades. The awards of stock options should provide increased motivation to work for the success of the Company, thereby increasing the potential for personal financial success. Options granted to executives and employees are at a price equal to the closing price of the Company's stock on the date of grant.

     The Compensation Committee annually reviews and approves the compensation of Frank A.D. Andrea, Jr., the Chief Executive Officer and Chairman of the Board for the past thirty-three years. The Committee believes Mr. Andrea is paid a reasonable salary, and options granted to Mr. Andrea are consistent with the same corporate financial goals as the other officers of the Company. To the extent his performance as Chief Executive Officer translates into an increase in the value of the Company's stock, all shareholders share the benefits. The Committee believes that the Company continues to enhance its position as a global provider of communications products for the emerging natural language human/machine interface markets. During 1997, Andrea's revenues grew 187% and earnings for the year ended December 31, 1997 were approximately $3.4 million, representing a significant improvement over the net loss of $0.3 million during the 1996 period. This performance has been reflected in the Company's overall market capitalization, which grew approximately $114,000,000 or 247% in 1997. This performance is reflected in Mr. Andrea's salary and the options granted to him during the year, which are reported in the respective compensation tables included in this proxy statement.

                                       Compensation Committee

                                       Paul M. Morris
                                       Scott Koondel
                                       Christopher Dorney

PROPOSAL TWO:
                     AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Board of Directors recommends the adoption by shareholders of an Amendment to Article Third of the Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to increase the number of shares of Common Stock that may be issued. The Certificate of Incorporation currently authorizes the issuance of 15,000,000 shares of Common Stock, having a par value of $.50 per share. The Board of Directors believes it to be in the best interests of the Company, and has therefore proposed and declared it advisable, that the Certificate of Incorporation be amended to increase the number of authorized shares of Common Stock, par value $.50 per share, to 25,000,000 shares. The Board has directed that such amendment be submitted to a vote of shareholders at the Annual Meeting. The adoption of this Proposal requires a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting to be voted "for" such Proposal. If a majority of the shares so present at the meeting in the aggregate are voted against, abstain from voting or are not voted on such Proposal, such Proposal would not be adopted.


     Of the shares presently authorized, 11,124,175 shares of Common Stock were outstanding on September 18, 1998. This does not include 1,738,000 shares of Common Stock reserved for issuance upon exercise of options granted under the 1991 Plan, 18,750 shares of Common Stock reserved for issuance upon exercise of previously issued warrants, and 2,100,000 shares of Common Stock reserved as the maximum number of shares of Common Stock issuable upon conversion of the Company's 6% Convertible Notes due June 10, 2000
(the "Notes").   The Company plans to reserve 2,000,000 shares of Common Stock for issuance under the 1998 Stock Option Plan being submitted for shareholder approval and set forth as Proposal Four in this Proxy Statement, but does not currently have a sufficient number of authorized shares to reserve these shares. In addition, the Company has granted options under the proposed 1998 Stock Option Plan covering 575,000 shares of Common Stock that are conditioned upon shareholder approval of this Plan. If this Proposal Two to increase the number of authorized shares of Common Stock is not approved by the shareholders, the Company will not have a sufficient number of shares of Common Stock to reserve for issuance under the proposed 1998 Stock Option Plan, including the options that have been granted subject to shareholder approval of the 1998 Stock Option Plan.


     The Notes were issued on June 10, 1998 in the outstanding principal amount of $10,753,000, and bear interest from the date of issuance at a rate of 6% per annum. With respect to any portion of the Notes converted prior to their maturity, accrued interest is payable on such portion at the time of conversion, otherwise accrued interest is payable at the maturity of the Notes. At the option of the Company, interest is payable in the form of cash or shares of Common Stock at the conversion price then in effect.
The conversion price for the Notes is the average of the two lowest closing bid prices of the Common Stock during the 30 trading days preceding any date of conversion, subject to a maximum conversion price of $16.125 per share, which was equal to the closing bid price on AMEX of the Company's Common Stock on the date of issuance of the Notes. The closing price on such date was $16.375 per share. As originally issued, the Notes did not have any provision limiting the number of shares issuable upon conversion. On June 17, 1998, the Notes were amended to provide that the maximum number of shares issuable upon conversion (including interest payable, at the Company's option, in the form of shares of Common Stock) is 2,100,000 shares, and to further provide that if this maximum number of shares were to be so issued and thereafter there were any remaining unconverted principal amount of the Notes, the interest rate on such remaining principal amount would be increased to 17% per annum. The reason for this modification to the terms of the Notes was to provide a ceiling on the number of shares that could be issued upon conversions of the Notes and payments of interest in the form of shares of Common Stock and thereby not exceed the number of authorized shares of Common Stock available to be reserved for issuance upon such conversions and payments of interest in the form of shares of Common Stock. The Notes become convertible on the earlier of October 8, 1998 and the effectiveness of a registration statement under the Securities Act of 1933, as amended, covering the sale of the shares of Common Stock into which the Notes are convertible, which registration statement the Company is obligated to file. The Notes provide, however, that they are not convertible to the extent that, upon any conversion, the shares of Common Stock to be received upon such conversion, together with shares of Common Stock then beneficially owned by the holder and its affiliates, exceeds 4.9% of the outstanding shares of Common Stock of the Company. On September 8, 1998, the Notes were further amended to provide that this 4.9% ceiling on the number of shares which may be beneficially owned by the holder and its affiliates may not be waived by the Company. The Notes do not contain any redemption provisions.

     The actual number of shares of Common Stock that may be issued upon conversions of the Notes and payments of interest on the Notes in the form of shares of Common Stock will depend on the conversion price in effect from time to time during the term of the Notes, the timing of any such conversions and the decision by the Company to make any payments of interest in the form of shares of Common Stock. The conversion price can vary from time to time during the term of the Notes, and interest ceases to accrue on any portion of the principal amount of the Notes that is converted at the time of conversion. Consequently, it is not possible to estimate with any degree of certainty the total number of shares of Common Stock that would actually be issued upon any conversions of the Notes, the total number of shares of Common Stock, if available, that could be issued in payment of interest, or the availability of shares of Common Stock for payments of interest. The conversion price of the Notes could be substantially below the market price of the Company's Common Stock on any date of conversion. Based upon the thirty day period preceding September 18, 1998 the conversion price would be $5.2175. If the entire principal amount of the Notes were converted at this conversion price, the Notes would be convertible into 2,060,948 shares of Common Stock, or 18.5% of the outstanding shares as of September 18, 1998. Assuming that no conversions were to occur until immediately prior to maturity of the Notes, the accrued interest at such time would be $1,290,360. At the assumed conversion price as of September 18, 1998, such amount of accrued interest would be convertible into 247,314 shares of Common Stock, or approximately 2.2% of the outstanding shares as of September 18, 1998. No assurance can be given that these assumptions would remain valid during the term of the Notes. The maximum number of 2,100,000 shares of Common Stock issuable upon conversion of the Notes represents 18.9% of the outstanding shares as of September 18, 1998. If the maximum number of shares of Common Stock issuable upon conversions of the Notes and payments of interest in the form of shares of Common Stock were in fact issued in connection with one or more conversions during the term of the Notes, the weighted average conversion price per share would be $5.12 per share, and the interest rate on any remaining Notes would increase to a rate of 17% per annum. The following table illustrates the varying amounts of shares of Common Stock issuable upon conversion of the principal amount of the Notes at the indicated weighted average conversion prices.


                                                 Number of Shares
                                                 of Common Stock
                  Weighted Average               Issuable Upon
                  Conversion Price               Conversion
                  ----------------               ---------------
                       $ 5.12                      2,100,000 shares (1)
                       $ 7.00                      1,536,143 shares
                       $ 9.00                      1,195,778 shares
                       $11.00                        977,545 shares
                       $13.00                        827.154 shares
                       $15.00                        716,867 shares
                       $16.125(2)                    666,853 shares

-----------------

(1) The maximum number of shares of Commmon Stock issuable upon conversion of the Notes, including shares used to make payment of interest, is 2,100,000 shares. The actual number of shares of Common Stock that may be issued upon conversions of the Notes and payments of interest on the Notes in the form of shares of Common Stock will depend on the conversion price in effect from time to time during the term of the Notes, the timing of any such conversions and the decision by the Company to make any payments of interest in the form of shares of Common Stock. In addition, the Notes provide that they are not convertible to the extent that, upon any conversion, the shares of Common Stock to be received upon such conversion, together with shares of Common Stock then beneficially owned by the holder and its affiliates, exceeds 4.9% of the outstanding shares of Common Stock of the Company.

(2) The maximum conversion price.


     Any conversion of the Notes would increase the number of outstanding shares of Common Stock of the Company and thus have a dilutive effect on the current shareholders of the Company. The magnitude of this dilutive effect is directly proportional to any decline in the stock price of the Company, and depending on the conversion price in effect from time to time, this dilutive effect could be substantial. Moreover, the conversion price on any date of conversion could be substantially below the market price of the Company's Common Stock on such date of conversion. Management believes, however, that any dilutive impact would be outweighed by the long-term benefits of the funds provided from the Notes. The Company will use the net proceeds from the issuance of the Notes of approximately $10,000,000 for costs associated with technology acquisition and development, tooling costs, relocation costs, upgrading of information systems, and working capital requirements.

      The Board of Directors believes that it is important in the years ahead for the Company to maintain an authorized capitalization that will permit a broad range of financing alternatives, and that the proposed increase in the number of authorized shares of Common Stock will provide for flexibility in future planning and will enable the Company to obtain financing on suitable terms. The Company last increased its authorized shares of Common Stock in 1997, from 10,000,000 shares to 15,000,000 shares. If the Certificate of Incorporation is amended, the additional shares of Common Stock will be available for issuance from time to time for use in obtaining funds for present and future operations, for use in conjunction with possible acquisitions of businesses, properties, technologies or products, for use in possible stock dividends and stock splits, for issuance under the Company's proposed
1998 Stock Option Plan, or for any other proper corporate purpose.  The
Company does not, however, have any current plans or proposals to issue the shares of Common Stock proposed to be authorized, except for issuances of shares upon the exercise of options granted in the future under the 1998 Stock Option Plan. While the Company may in the future acquire businesses, properties, technologies or products with shares of its Common Stock, the Company is not currently planning or negotiating any such acquisitions.

     The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock.

     Any issuance of additional shares of Common Stock of the Company could dilute the equity of the outstanding shares of Common Stock.

     The Board of Directors does not intend to seek further shareholder approval prior to the issuance of any additional shares of Common Stock in future transactions unless required by law, by the Company's Certificate of Incorporation, by the rules of any stock exchange upon which the stock may be listed, or unless the Company deems it advisable to do so to qualify (or to continue to qualify) an employee benefit plan under the Securities Exchange Act of 1934. Common Stock would be issued only if the Company believed the issuance to be favorable to, and in the interests of, the Company and its shareholders.

     Under the Certificate of Incorporation of the Company, holders of Common Stock do not have preemptive rights.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR the adoption of this proposal.

     PROPOSAL THREE:
                     AMENDMENT OF CERTIFICATE OF INCORPORATION


     The Board of Directors recommends adoption by shareholders of an amendment to Article Third of the Company's Certificate of Incorporation, to authorize the issuance of preferred stock. The Certificate of Incorporation does not currently authorize the issuance of preferred stock. Although the Company has no present understandings, agreements, or plans concerning the issuance of any of the shares of preferred stock to be authorized, the Board of Directors believes it to be in the best interests of the Company, and has therefore proposed and declared it advisable, that the Certificate of Incorporation be amended to authorize the issuance of up to 5,000,000 shares of Preferred Stock, par value $.01 per share. The Board has directed that such amendment be submitted to a vote of shareholders at the Annual Meeting. The adoption of this Proposal requires a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting to be voted "for" such Proposal. If a majority of the shares so present at the meeting in the aggregate are voted against, abstain from voting or are not voted on such Proposal, such Proposal would not be adopted.

     The Board of Directors believes it is important in the years ahead for the Company to maintain an authorized capitalization that will permit a broad range of financing alternatives. The Board of Directors believes that the authority to issue shares of preferred stock will provide for flexibility in future planning and will enable the Company to obtain financing on suitable terms.

     The shares comprising each issuance of Preferred Stock would have the relative powers, designations, preferences, rights, and qualifications, limitations and restrictions and other matters as follows:

     (1) Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects.

     (2) Authority would be expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any series of Preferred Stock, the designation of such series and the powers, preferences and rights of the shares of such series, and the qualifications, limitations or restrictions thereof, including, without limitation, the following: (a) the distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors; (b) the rate of dividends, if any, on the shares of that series, whether dividends shall be non-cumulative, cumulative to the extent earned or cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property or rights, or in shares of the Corporation's capital stock, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series or class; (c) whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates) or the property or rights, including securities of any other corporation, payable in case of redemption;
(d) whether the series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund; (e) the rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series in any such event; (f) whether the shares of that series shall be convertible into or exchangeable for shares of stock of any other class or any other series and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event or events upon or after which they shall be convertible or exchangeable or at whose option they shall be convertible or exchangeable, and the method (if any) of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event; (g) whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; (h) whether or not the shares of that series shall have voting rights, the extent of such voting rights on specified matters or on all matters, the number of votes to which the holder of shares of such series shall be entitled in respect of each share of such series, whether such series shall vote generally with the Common
Stock on all matters or (either generally or upon the occurrence of specified circumstances) shall vote separately as a class or with other series of Preferred Stock; and (i) any other preferences, privileges and powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of the Company's Certificate of Incorporation and to the full extent now or hereafter permitted by the laws of the State of New York.

     While the Company has no present intention to issue shares of Preferred Stock, any such issuance of shares of Preferred Stock of the Company could dilute the equity of the outstanding shares of Common Stock and could have the effect of making it more difficult for a third party to acquire a majority of the outstanding voting stock of the Company. In addition, such Preferred Stock may have other rights, including economic rights senior to the Common Stock, and, as a result, the issuance thereof could have a material adverse effect on the market value of the Common Stock.

     The Board of Directors does not intend to seek further shareholder approval prior to the issuance of any shares of preferred stock in future transactions unless required by law, by the Company's Certificate of Incorporation, or by the rules of any stock exchange upon which the stock may be listed, or unless the Company deems it advisable to do so to qualify (or to continue to qualify) an employee benefit plan under the Securities Exchange Act of 1934. Preferred Stock would be issued only if the Company believed the issuance favorable to, and in the interests of, the Company and its shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR the adoption of this proposal.

PROPOSAL FOUR:
                  ADOPTION OF THE ANDREA ELECTRONICS CORPORATION
                            1998 STOCK OPTION PLAN

    The Board of Directors of the Company believes that in order to attract and retain employees and consultants of the highest caliber, provide increased incentive for directors, officers and key employees and to continue to promote the well-being of the Company, it is in the best interests of the Company and its shareholders to provide directors, officers, key employees and consultants of the Company and its subsidiaries, through the granting of stock or stock-related incentive awards, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board of Directors has therefore deemed that it is in the best interests of the Company to establish the 1998 Plan, under which 2,000,000 shares of Common Stock of the Company would be reserved for issuance. The availability of these shares depends upon shareholder approval of Proposal Two set forth above to increase the number of shares of Common Stock authorized for issuance by the Company. The 1998 Plan was adopted by the Board on May 5, 1998, and is subject to shareholder approval within twelve months of that date. As of June 9, 1998, options covering an aggregate of 575,000 shares have been granted under the 1998 Plan, all of which are conditioned upon approval of the 1998 Plan by the shareholders. The identities of each of the directors and executive officers of the Company to whom these options subject to shareholder approval have been granted and the number of shares covered by each such option are as follows: John N. Andrea, 100,000 shares; Douglas J. Andrea, 100,000 shares; Patrick D. Pilch, 50,000 shares; Christopher Dorney, 25,000 shares; Gary A. Jones, 25,000 shares; Scott Koondel, 25,000 shares; Paul M. Morris, 25,000 shares; and Richard A. Maue, 25,000 shares. The remaining 200,000 shares covered by the options conditionally granted under the 1998 Plan have been granted conditionally to various employees of the Company who are neither directors nor executive officers. At the Annual Meeting, shareholders will be asked to adopt the 1998 Plan. The adoption of this Proposal requires a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting to be voted "for" such Proposal. If a majority of the shares so present at the meeting in the aggregate are voted against, abstain from voting or are not voted on such Proposal, such Proposal would not be adopted.

     The following discussion summarizes certain material provisions of the 1998 Plan and is qualified in its entirety by reference to the text of the 1998 Plan, which is attached as Annex A to this Proxy Statement.

Summary of the 1998 Plan

     Administration. The 1998 Plan will be administered by the Board or, at its discretion, by a committee (or committees with respect to different groups of employees, directors or consultants) (the "Administrator") appointed by the Board, whose members serve at the pleasure of the Board. The Administrator has full authority, subject to the provisions of the 1998 Plan, to award (i) Stock Options, (ii) Stock Purchase Rights and/or (iii) other stock-based awards (collectively "Awards"). Subject to the provisions of the 1998 Plan, the Administrator determines, among other things, the persons to whom from time to time Awards may be granted ("Holders" or "Participants"), the specific type of Awards to be granted (e.g., Stock Option or Stock Purchase Rights), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Administrator of any provisions of, and the determination by the Administrator of any questions arising under, the 1998 Plan or any rule or regulation established by the Administrator pursuant to the 1998 Plan, shall be final, conclusive and binding on all persons interested in the 1998 Plan. Awards under the 1998 Plan are evidenced by agreements ("Agreements").

     In the event of a merger or sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation, unless full and immediate vesting is otherwise provided in the Agreement covering that award or in the employment agreement of the Holder. In the event that a successor corporation refuses to assume or substitute for Awards, Holders shall fully vest in and have the right to exercise such Awards as to all shares of Common Stock issuable thereunder, including shares which would not otherwise be vested or exercisable.

     In order to prevent the dilution or enlargement of the rights of Holders under the 1998 Plan, the number of shares of Common Stock covered by each outstanding Stock Option and Stock Purchase Right, and the number of shares of Common Stock authorized by the 1998 Plan is subject to adjustment by the Board in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The shares of Common Stock acquirable pursuant to the Awards will be made available from authorized and unissued shares of Common Stock. If any unexercised Award granted under the 1998 Plan is forfeited or terminated, the shares of Common Stock that were available pursuant to such Award shall again be available for distribution under the 1998 Plan.

     Unless determined otherwise by the Administrator, Awards granted under the 1998 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised only by the Holder during his or her lifetime.

     Eligibility. Subject to the provisions of the 1998 Plan, Awards may be granted to employees, officers, directors and consultants who are deemed to be engaged by the Company to render services and who are compensated for such services. Incentive Stock Options may be awarded only to persons who, at the time of such awards, are employees of the Company.

     Types of Awards.

     Options. The 1998 Plan provides both for "Incentive" stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and for options not qualifying as Incentive Options ("Non-Statutory Stock Options"), both of which may be granted with any other stock based award under the 1998 Plan. The Administrator will determine the exercise price per share of Common Stock purchasable under an Incentive or Non-Statutory Stock Option (collectively "Options"). The exercise price of an Incentive Option may not be less than 100% of the fair market value on the last trading day before the date of grant (or, in the case of an Incentive Option granted to a person possessing more that 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of such fair market value). The exercise price of a Non-Statutory Stock Option which is intended to be performance-based compensation under Section 162(m) of the Code may not be less that 100% of the fair market value on the last trading day before the date of the grant. An Incentive Option may only be exercised within 10 years of the date of the grant (or within five years in the case of an Incentive Option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company) or such other lesser period as the Administrator may specify at the time of the grant. Subject to any limitations or conditions the Administrator may impose, Options may be exercised, in whole or in part, at any time during the term of the Option by giving written or electronic notice of exercise from the person entitled to exercise the Option. Such notice must be accompanied by payment in full of the purchase price, such payment consisting of any consideration and/or method of payment authorized by the Administrator and permitted by the Agreement.

     Generally, if the Holder ceases to be an employee, officer, director or consultant of the Company other then as a result of death or disability, then the portion of any Option that has vested by the date of such termination may be exercised for such period as is specified in the Agreement or, if not specified, for the shorter of three months after termination or the remainder of the Option's term. In the event the Holder's employment with the Company is terminated due to disability, the Holder may still exercise the portion of his or her Option that had vested by the date of termination for a period of twelve months (or such other shorter period as the Administrator may specify at the time of grant) from the date of such termination or until the expiration of the stated term of the Option, whichever period is shorter. Similarly, should a Holder die while in the employment of the Company or a Subsidiary, his or her legal representative or legatee under his or her will may exercise the portion of the decedent Holder's Option that had vested by the time of death for a period of twelve months from such death (or such other greater or lesser period as the Administrator specifies at the time of grant) or until the expiration of the stated term of the Option, whichever is shorter.

     Stock Purchase Rights. The Administrator may grant Stock Purchase Rights in conjunction with any Option granted under the 1998 Plan. The Administrator shall determine, in its sole discretion, the terms, provisions and conditions of each Agreement under which Stock Purchase Rights may be granted. Unless otherwise provided in the Agreement, the Company will have a repurchase option, at a price equal to the original price paid by the purchaser, which is exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company, including death or disability.

     Withholding Taxes. Upon the exercise of any Award granted under the 1998 Plan, the Administrator may allow, subject to the provisions of the 1998 Plan, Holders to satisfy Federal, state and local withholding tax obligations by electing to have the Company withhold from the shares of Common Stock to be issued upon exercise of an Option or Stock Purchase Right that number of shares which have a fair market value (determined on the last trading day before the date the amount of tax to be withheld is determined) equal to the amount of the withholding tax due under applicable Federal, state and local laws.

     Terms and Amendments. Unless terminated by the Board, the 1998 Plan shall continue in effect for a term of 10 years. The Board may at any time, and from time to time, amend, alter, suspend or terminate the 1998 Plan.

Federal Income Tax Consequences

     The following discussion of the federal income tax consequences of participation in the 1998 Plan is only a summary of the general rules applicable to the grant and exercise of Options and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the 1998 Plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

     Incentive Options. The Participant will recognize no taxable income upon the grant or exercise of an Incentive Option. The Company will not qualify for any deduction in connection with the grant or exercise of Incentive Options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to the Participant, the Participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of tax preference for a Participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the Participant. The Participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the Participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

     If Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of the holding periods described above,
(i) the Participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. In the case of a disposition of shares in the same taxable year as the exercise of the option, there will be no item of tax preference for alternative minimum tax purposes.

     Non-Statutory Stock Options.  With respect to Non-Statutory Stock Options
(i) upon grant of the option, the Participant will recognize no income; (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the Participant. On a disposition of the shares, the Participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares. If the shares acquired upon exercise of a Non-Statutory Stock Option are subject to a substantial risk of forfeiture, the Participant will recognize income at the time when the substantial risk of forfeiture is removed and the Company will qualify for a corresponding deduction at such time.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR the adoption of this proposal.

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected the firm of Arthur Andersen LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 1998, subject to ratification by the shareholders. Arthur Andersen LLP served as the Company's independent accountants for the year ended December 31, 1997. The Board of Directors recommends a vote FOR ratification of this selection. A representative of Arthur Andersen LLP is expected to be present at the meeting with an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

                          SOLICITATION OF PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.

                            SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the annual meeting for the 1998 fiscal year must be received at the Company's offices by January 4, 1999 for inclusion in the proxy materials relating to that meeting.


                                OTHER BUSINESS

     Action may be taken on the business to be transacted at the meeting on the date provided in the Notice of the Annual Meeting or any date or dates to which an original or later adjournment of such meeting may be adjourned. As of the date of this Proxy Statement, the management does not know of any other matters to be presented at the Annual Meeting. If, however, other matters properly come before the Annual Meeting, whether on the original date provided in the Notice of Annual Meeting or any dates to which any original or later adjournment of such meeting may be adjourned, it is intended that the holders of the proxy will vote in accordance with their best judgment. Any such matter properly coming before the Annual Meeting will be decided by a majority of the votes cast with respect to such matter. Abstentions and broker non-votes are not considered as cast and, accordingly, will have no effect on the vote with respect to such matter.

                                      By Order of the Board of Directors



                                      Richard A. Maue
                                      Secretary
Long Island City, New York

September 22, 1998

ANDREA ELECTRONICS CORPORATION


Solicited By The Board Of Directors for Annual Meeting To Be Held on November 13, 1998.


PROXY


The undersigned Shareholder(s) of ANDREA ELECTRONICS CORPORATION, a New York corporation ("Company"), hereby appoints Frank A.D. Andrea, Jr. and John N. Andrea, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on November 13, 1998 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.

1. To elect the following Directors: Frank A.D. Andrea, Jr.; Douglas J. Andrea; John N. Andrea; Christopher Dorney; Gary A. Jones; Scott Koondel; Paul
M. Morris; Patrick D. Pilch and Jack Lahav.

FOR ( )                WITHHELD ( )

(INSTRUCTION: To withhold authority to vote for any individual nominee write the nominee's name in the space provided)

2. To authorize an amendment to the Restated Certificate of Incorporation, as amended, of the Company to increase the authorized shares of Common Stock to 25,000,000 shares from 15,000,000 shares.

FOR ( )                AGAINST ( )             ABSTAIN ( )

3. To authorize an amendment to the Restated Certificate of Incorporation, as amended, of the Company to permit the issuance of up to 5,000,000 shares of Preferred Stock.

FOR ( )                AGAINST ( )             ABSTAIN ( )

4. To authorize the adoption of the Andrea Electronics Corporation 1998 Stock Option Plan.

FOR ( )                AGAINST ( )             ABSTAIN ( )

5. To ratify the selection of Arthur Andersen LLP as the Company's independent accountants for the year ending December 31, 1998.

FOR ( )                AGAINST ( )             ABSTAIN ( )

6. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

( ) I plan on attending the Annual Meeting.

Date         , 1998

Signature

Signature if held jointly


Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                     Annex A

                          ANDREA ELECTRONICS CORPORATION
                                  1998 STOCK PLAN

1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.     DEFINITIONS. As used herein, the following definitions shall apply:

     a. "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     b. "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

     c.     "Board" means the Board of Directors of the Company.

     d.     "Code" means the Internal Revenue Code of 1986, as amended.

     e. "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

     f.     "Common Stock" means the Common Stock of the Company.

     g. "Company" means Andrea Electronics Corporation, a New York corporation.

     h. "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

     i.     "Director" means a member of the Board.

     j.     "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

     k. "Employee" means any person, including Section 16(b) Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of
(i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     l. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     m. "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, based on such source as the Administrator deems reliable;

          (iii) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

     n. "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     o. "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     p. "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

     q. "Section 16(b) Officer" means a person who is an officer of the Company within the meaning of Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder.

     r.     "Option" means a stock option granted pursuant to the Plan.

     s. "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     t. "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

     u. "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

     v. "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

     w. "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     x.     "Plan" means this 1997 Stock Plan.

     y. "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

     z. "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

     aa.     "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     bb.     "Section 16(b)" means Section 16(b) of the Securities Exchange
Act of 1934, as amended.

     cc.     "Service Provider" means an Employee, Director or Consultant.

     dd.     "Share" means a share of the Common Stock, as adjusted in
accordance with Section 13 of the Plan.

     ee.     "Stock Purchase Right" means the right to purchase Common
Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

     ff.     "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 2,000,000 Shares, plus any adjustments as provided for herein. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.     ADMINISTRATION OF THE PLAN.

     a.     PROCEDURE.

          (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

          (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the Plan shall be administered by the Board or a Committee of two or more "non-employee directors" within the meaning of Rule 16b-3.

          (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws.

     b. POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value;

          (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

          (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

          (iv) to approve forms of agreement for use under the Plan;

          (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vi) to institute an Option Exchange Program;

          (vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

          (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

          (ix) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (xi) to authorize any person to execute on behalf of the Company any Instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

          (xii) to make all other determinations deemed necessary or advisable for administering the Plan.


     c. EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.


5. ELIGIBILITY. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.     LIMITATIONS.

     a. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     b. Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     c.     The following limitations shall apply to grants of Options:

          (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

          (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

          (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.


7. TERM OF PLAN. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.


8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten
(10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.     OPTION EXERCISE PRICE AND CONSIDERATION.


     a. EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:


          (i) In the case of an Incentive Stock Option:

               (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

               (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of Fair Market Value on the date of grant pursuant to a merger or other corporate transaction.

     b. WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

     c. FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

          (i) cash;

          (ii) check;

          (iii) promissory note;

          (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

          (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

          (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.     EXERCISE OF OPTIONS.

     a. PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

     Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

     The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     b. TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

     In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     c. DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     d. DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee would have been entitled to exercise the Option on the date of death. If, at the time of death, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     e. BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.     STOCK PURCHASE RIGHTS.

     a. RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

     b. REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     c. OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

     d. RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

13.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR
ASSET SALE.

     a. CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

     b. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

     c. MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14. DATE OF GRANT. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15.     AMENDMENT AND TERMINATION OF THE PLAN.

     a. AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

     b. SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     c. EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

16.     CONDITIONS UPON ISSUANCE OF SHARES.

     a. LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     b. INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                        ANDREA ELECTRONICS CORPORATION
                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

1.     NOTICE OF STOCK OPTION GRANT

(Optionee's Name and Address)
You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                          _________________________
     Date of Grant                         _________________________
     Vesting Commencement Date             _________________________
     Exercise Price per Share              $________________________
     Total Number of Shares Granted        _________________________
     Total Exercise Price                  $________________________
     Type of Option:                   ___ Incentive Stock Option
                                       ___ Nonstatutory Stock Option
Term/Expiration Date:                      _________________________

Vesting Schedule:
This Option may be exercised, in whole or in part, in accordance with the following schedule:



Termination Period:
This Option may be exercised for _____ (days/months) after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

2.     AGREEMENT

     a. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     b.     EXERCISE OF OPTION.
          (i) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (ii) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     c. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:
          (i) cash;

          (ii) check;

          (iii) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

          (iv) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

          (v) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.


     d. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     e. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.


     f. TAX CONSEQUENCES. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     g.     EXERCISING THE OPTION.
          (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

     h.     DISPOSITION OF SHARES.

          (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

          (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of
(A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

     i. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or
(ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     j. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of New Jersey.

     k. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                            ANDREA ELECTRONICS CORPORATION

________________________________     __________________________________
Signature                            By
                                     Title

________________________________
Print Name
Residence Address

-------------------------------------------------------------------------------

                              CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.



------------------------------------------------
Spouse of Optionee

                                    EXHIBIT A
                                 1998 STOCK PLAN
                                 EXERCISE NOTICE

Andrea Electronics Corporation
11-40 45th Road
Long Island City, NY 11101
Attention: Secretary

1. EXERCISE OF OPTION. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Andrea Electronics Corporation (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated _____________, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $_____________, as required by the Option Agreement.

2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of New Jersey.

Submitted by:                           Accepted by:
PURCHASER:                              ANDREA ELECTRONICS CORPORATION:

____________________________            _______________________________
Signature                               Name
                                        Title:
____________________________
Print Name

Address:

____________________________

-----------------------------------------------------------------------------

---------------------------------------------------------------Date Received